UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):           May 18, 2005

InfraSource Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32164	03-0523754

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Sixth Street, Suite 300 Media, Pennsylvania	19063

(Address of principal executive offices)	(Zip Code)

(610) 480-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     This Current Report on Form 8-K is being filed to provide a supplement to the InfraSource Services, Inc. (the “Company”) proxy statement filed and first mailed to stockholders on April 29, 2005. The proxy statement filed on April 29, 2005 relates to the Company’s Annual Meeting of Stockholders to be held on June 7, 2005. The supplement to the proxy statement, attached as Exhibit 99.1 to this Current Report on Form 8-K, provides information regarding David H. Watts, a nominee for director. A revised proxy card, which is being mailed to stockholders of record as of the record date, April 15, 2005, is attached as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits

     99.1 Supplement to the Proxy Statement
     99.2 Revised Proxy Card

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFRASOURCE SERVICES, INC. (Registrant)
	By:	Terence R. Montgomery
Date: May 18, 2005		Name:	Terence R. Montgomery
		Title:	Senior Vice President, Chief Financial Officer and Secretary